    As filed with the Securities and Exchange Commission on August 5, 1997

                                               Registration No. ________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                   ----------

                            THE LAMSON & SESSIONS CO.
             (Exact Name of Registrant as Specified in Its Charter)

               Ohio                                      34-0349210
   (State or Other Jurisdiction             (I.R.S. Employer Identification No.)
   of Incorporation or Organization)

              25701 Science Park Drive, Cleveland, Ohio 44122-7313 (Address of Principal Executive Offices Including Zip Code)

                            THE LAMSON & SESSIONS CO.
                     1988 INCENTIVE EQUITY PERFORMANCE PLAN
                        (AS AMENDED AS OF APRIL 26, 1996)
                            (Full Title of the Plan)

                                  James J. Abel
                      Executive Vice President, Secretary,
                      Treasurer and Chief Financial Officer
                            25701 Science Park Drive
                           Cleveland, Ohio 44122-7313
                     (Name and Address of Agent For Service)

                                  216/464-3400
          (Telephone Number, Including Area Code, of Agent For Service)

                                          CALCULATION OF REGISTRATION FEE
============================================================================================================================
Title of                                                Proposed Maxi-              Proposed Maxi-              Amount of
Securities to               Amount to be                mum Offering                mum Aggregate               Registration
be Registered               Registered(1)               Price Per Share(2)          Offering Price(2)           Fee
----------------------------------------------------------------------------------------------------------------------------
Common Shares
without par value           650,000                     $ 8.000                       $5,200,000                  $1,575.76
============================================================================================================================


(1) Pursuant to Rule 416 of the Securities Act of 1933 (the "Securities Act"), this Registration Statement also covers such additional shares of Common Shares without par value as may become issuable pursuant to the anti-dilution provisions of The Lamson & Sessions Co. 1988 Incentive Equity Performance Plan (as Amended as of April 26, 1996) (the "Plan").

(2) Estimated solely for calculating the amount of the registration fee, pursuant to Rule 457(c) and (h) of the General Rules and Regulations under the Securities Act, on the basis of the average of the high and low sale prices of such securities on the New York Stock Exchange on July 31, 1997 within five business days prior to filing.

                         Exhibit Index Appears on Page 5

                                     Part II

         Pursuant to General Instruction E to Form S-8, the contents of Registration Statement No. 33-28993 on Form S-8 as filed by The Lamson
& Sessions Co. (the "Registrant") with the Securities and Exchange Commission on June 1, 1989, are incorporated herein by reference.

Item 8.  Exhibits

         The following Exhibits are being filed as part of this Registration
         Statement:

         4(a)     Amended Articles of Incorporation of the Registrant.

         4(b) Amended Code of Regulations of the Registrant (incorporated by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994).

         4(c) 1988 Incentive Equity Performance Plan (as Amended as of April 26, 1996).

         4(d) Rights Agreement amended and restated as of February 14, 1990, by and between the Registrant and National City Bank (incorporated by reference to Exhibit 4(g) of the Registrant's Annual Report on Form 10-K for the year ended December 30,
                  1995).

         5        Opinion of Counsel.

         23(a)    Consent of Independent Auditors, Ernst & Young LLP.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.

                               Page 2 of 5 Pages

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cleveland, State of Ohio, on August 5, 1997.

                        THE LAMSON & SESSIONS CO.

                        By:   /s/  James J. Abel
                           ---------------------------
                           James J. Abel
                           Executive Vice President, Secretary, Treasurer and Chief Financial Officer

                               Page 3 of 5 Pages

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                 Signature                               Title                                             Date
                 ---------                               -----                                             ----
  *                                          Chairman of the Board, President                           August 5, 1997
------------------------------------------   and Chief Executive Officer
John B. Schulze                              (Principal Executive Officer);
                                             Director


 /s/  James J. Abel                          Executive Vice President, Secretary,                       August 5, 1997
------------------------------------------   Treasurer and Chief Financial
James J. Abel                                Officer;
                                             (Principal Financial Officer)

 /s/ Timothy A. Hibbard                      Vice President and Controller                              August 5, 1997
------------------------------------------
Timothy A. Hibbard

                                             Director                                                   August 5, 1997
------------------------------------------
James T. Bartlett

  *                                          Director                                                   August 5, 1997
------------------------------------------
Francis H. Beam, Jr.

  *                                          Director                                                   August 5, 1997
------------------------------------------
Leigh Carter

  *                                          Director                                                   August 5, 1997
------------------------------------------
Martin J. Cleary

  *                                          Director                                                   August 5, 1997
------------------------------------------
William H. Coquillette

  *                                          Director                                                   August 5, 1997
------------------------------------------
John C. Dannemiller

  *                                          Director                                                   August 5, 1997
------------------------------------------
George R. Hill

  *                                          Director                                                   August 5, 1997
------------------------------------------
A. Malachi Mixon, III

  *                                          Director                                                   August 5, 1997
------------------------------------------
John C. Morley

  *                                          Director                                                   August 5, 1997
------------------------------------------
D. Van Skilling


         * James J. Abel, the undersigned attorney-in-fact, by signing his name hereto, does hereby sign and execute this Registration Statement on behalf of the above officers and directors (constituting a majority of the directors) pursuant to a power of attorney filed with the Securities and Exchange Commission as Exhibit 24 to this Registration Statement.

August 5, 1997             By: /s/  James J. Abel
                              ------------------------------
                               James J. Abel, Attorney-in-Fact



                               Page 4 of 5 Pages

                                  EXHIBIT INDEX
                                  -------------

         The following Exhibits are being filed as part of this Registration
         Statement:

         4(a)     Amended Articles of Incorporation of the Registrant.

         4(b) Amended Code of Regulations of the Registrant (incorporated by reference to Exhibit 3(b) to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994).

         4(c) 1988 Incentive Equity Performance Plan (as Amended as of April 26, 1996).

         4(d) Rights Agreement amended and restated as of February 14, 1990, by and between the Registrant and National City Bank (incorporated by reference to Exhibit 4(g) of the Registrant's Annual Report on Form 10-K for the year ended December 30,
                  1995).

         5        Opinion of Counsel.

         23(a)    Consent of Independent Auditors, Ernst & Young LLP.

         23(b)    Consent of Counsel (included in Exhibit 5).

         24       Power of Attorney.

                               Page 5 of 5 Pages